RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AMC Networks Inc (AMCX 4.75% August 1, 2025), Cusip 00164VAE3

3.	Underwriter from whom purchased: Citigroup Global Markets Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $578,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $18,906,000

7.	Aggregate principal amount of offering: $800,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 07/19/2017

11.	Date offering commenced: 07/19/2017

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

  (i)    The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: August 30, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CD&R Waterworks Merger Sub LLC (HDSUMA 6.125% August 15, 2025 144A), Cusip 14987KAA1

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $420,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $20,063,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 07/19/2017

11.	Date offering commenced: 07/19/2017

12.	Commission, spread or profit: 2.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in
Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: August 30, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: M/I Homes Inc (MHO 5.625% August 1, 2025 144A), Cusip 55305BAN1

3.	Underwriter from whom purchased: Citigroup Global Markets Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $292,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $6,307,000

7.	Aggregate principal amount of offering: $250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 07/31/2017

11.	Date offering commenced: 07/31/2017

12.	Commission, spread or profit: 1.38%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in
Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: August 30, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: United Rentals North America Inc. (URI 4.875% January 15, 2028), Cusip 911365BG8

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $3,010,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $88,780,000

7.	Aggregate principal amount of offering: $925,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 07/28/2017

11.	Date offering commenced: 07/28/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in
Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or

indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: August 30, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ashtead Capital Inc. (AHTLN 4.375% August 15, 2027 144A), Cusip 045054AF0

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $262,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $6,481,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 08/02/2017

11.	Date offering commenced: 08/02/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 5, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ashtead Capital Inc. (AHTLN 4.125% August 15, 2025 144A), Cusip 045054AD5

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $253,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $6,310,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 08/02/2017

11.	Date offering commenced: 08/02/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in
Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 5, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Diamond Offshore Drilling (DO 7.875% August 15, 2025), Cusip 25271CAP7

3.	Underwriter from whom purchased: Barclays Capital Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $471,542

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $12,541,032

7.	Aggregate principal amount of offering: $496,360,000

8.	Purchase price (net of fees and expenses): $99.272

9.	Offering price at close of first day on which any sales were made: $99.272
10.	Date of Purchase: 08/01/2017

11.	Date offering commenced: 08/01/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in
Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 5, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: West Street Merger Sub (PRXL 6.375% September 1, 2025 144A), Cusip 95616AAA1

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,679,000

7.	Aggregate principal amount of offering: $770,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 08/10/2017

11.	Date offering commenced: 08/10/2017

12.	Commission, spread or profit: 2.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 5, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Valvoline Inc (VVV 4.375% August 15, 2025 144A), Cusip 92047WAA9

3.	Underwriter from whom purchased: Citigroup Global Markets Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $305,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $10,075,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 08/03/2017

11.	Date offering commenced: 08/03/2017

12.	Commission, spread or profit: 1.10%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 5, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sirius XM Radio Inc (SIRI 5.00% August 1, 2027 144A), Cusip 82967NBA5

3.	Underwriter from whom purchased: US Bancorp Investment Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $165,640

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $9,918,200

7.	Aggregate principal amount of offering: $252,500,000

8.	Purchase price (net of fees and expenses): $101.00

9.	Offering price at close of first day on which any sales were made: $101.00

10.	Date of Purchase: 08/02/2017

11.	Date offering commenced: 08/02/2017

12.	Commission, spread or profit: 1.13%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 5, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Allison Transmission Inc (ALSN 4.75% October 1, 2027 144A), Cusip 019736AE7

3.	Underwriter from whom purchased: Citigroup Global Markets Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $377,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $19,849,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/21/2017

11.	Date offering commenced: 09/21/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

  (i)    The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Cheniere Energy Partners (CQP 5.25% October 1, 2025 144A), Cusip 16411QAA9

3.	Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $504,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,572,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/12/2017

11.	Date offering commenced: 09/12/2017

12.	Commission, spread or profit: 0.64%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)   The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Chesapeake Energy Corporation (CHK 8.00% June 15, 2027 144A), Cusip 165167CV7

3.	Underwriter from whom purchased: Morgan Stanley and Company LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $199,500

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,962,563

7.	Aggregate principal amount of offering: $748,125,000

8.	Purchase price (net of fees and expenses): $99.75

9.	Offering price at close of first day on which any sales were made: $99.75

10.	Date of Purchase: 09/27/2017

11.	Date offering commenced: 09/27/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Chesapeake Energy Corporation (CHK 8.00% January 15, 2025 144A), Cusip 165167CX3

3.	Underwriter from whom purchased: Morgan Stanley and Company LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $405,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $28,208,250

7.	Aggregate principal amount of offering: $759,375,000

8.	Purchase price (net of fees and expenses): $101.25

9.	Offering price at close of first day on which any sales were made: $101.25

10.	Date of Purchase: 9/27/2017

11.	Date offering commenced: 9/27/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or

indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Eldorado Resorts Inc (ERI 6.00% April 1, 2025), Cusip 28470RAF9

3.	Underwriter from whom purchased: US Bancorp Investment Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $184,625

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,582,920

7.	Aggregate principal amount of offering: $527,500,000

8.	Purchase price (net of fees and expenses): $105.50

9.	Offering price at close of first day on which any sales were made: $105.50

10.	Date of Purchase: 09/11/2017

11.	Date offering commenced: 09/11/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Iron Mountain Inc (IRM 4.875% September 15, 2027 144A), Cusip 46284VAC5

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $604,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $16,641,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/06/2017

11.	Date offering commenced: 09/06/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ladder Capital Finance Holdings LLLP and Ladder Capital Finance Corporation (LADCAP 5.25% October 1, 2025 144A), Cusip 505742AG1

3.	Underwriter from whom purchased: Citigroup Global Markets Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $378,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $10,145,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/11/2017

11.	Date offering commenced: 09/11/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: LPL Holdings Inc (LPLA 5.75% September 15, 2025 144A), Cusip 50212YAB0

3.	Underwriter from whom purchased: Morgan Stanley and Company LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $427,450

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $10,737,750

7.	Aggregate principal amount of offering: $412,000,000

8.	Purchase price (net of fees and expenses): $103.00

9.	Offering price at close of first day on which any sales were made: $103.00

10.	Date of Purchase: 09/07/2017

11.	Date offering commenced: 09/07/2017

12.	Commission, spread or profit: 0.60%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Mattamy Group Corporation (MATHOM 6.50% October 1, 2025 144A), Cusip 57701RAH5

3.	Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $627,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $12,826,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/20/2017

11.	Date offering commenced: 09/20/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: NextEra Energy Operating Partners, LP (NEP 4.50% September 15, 2027 144A), Cusip 65342QAB8

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $493,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $14,315,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/18/2017

11.	Date offering commenced: 09/18/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: NextEra Energy Operating Partners, LP (NEP 4.25% September 15, 2024 144A), Cusip 65342QAC6

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $720,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $21,001,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/18/2017

11.	Date offering commenced: 09/18/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: SBA Communications Corporation (SBAC 4.00% October 1, 2022 144A), Cusip 78410GAA2

3.	Underwriter from whom purchased: Citigroup Global Markets Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $147,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $3,881,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/28/2017

11.	Date offering commenced: 09/28/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Seven Generations Energy Ltd. (VIICN 5.375% September 30, 2025 144A), Cusip 81783QAC9

3.	Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $324,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $8,609,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/25/2017

11.	Date offering commenced: 09/25/2017

12.	Commission, spread or profit: 1.60%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Station Casinos LLC (STACAS 5.00% October 1, 2025 144A), Cusip 857691AF6

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $597,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,989,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/07/2017

11.	Date offering commenced: 09/07/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: TriMas Corporation (TRS 4.875% October 15, 2025 144A), Cusip 896215AG5

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $501,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $24,736,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/13/2017

11.	Date offering commenced: 09/13/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: TTM Technologies Inc (TTMI 5.625% October 1, 2025 144A), Cusip 87305RAH2

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $114,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $2,799,000

7.	Aggregate principal amount of offering: $375,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/13/2017

11.	Date offering commenced: 09/13/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: United Continental Holdings, Inc. (UAL 4.25% October 1, 2022), Cusip 910047AJ8

3.	Underwriter from whom purchased: Morgan Stanley and Company LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $783,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $33,054,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/27/2017

11.	Date offering commenced: 09/27/2017

12.	Commission, spread or profit: 0.88%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

_ X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	_ X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	_ X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	_ X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_ X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities,

such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: United Rentals North America, Inc. (URI 4.625% October 15, 2025), Cusip 911365BH6

3.	Underwriter from whom purchased: Morgan Stanley and Company LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $578,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $15,414,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/08/2017

11.	Date offering commenced: 09/08/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: United Rentals North America, Inc. (URI 4.875% January 15, 2028), Cusip 911365BJ2

3.	Underwriter from whom purchased: Morgan Stanley and Company LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $643,605

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $15,452,535

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.25

9.	Offering price at close of first day on which any sales were made: $100.25

10.	Date of Purchase: 09/08/2017

11.	Date offering commenced: 09/08/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: ViaSat, Inc. (VSAT 5.625% September 15, 2025 144A), Cusip 92552VAK6

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $415,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $9,995,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/07/2017

11.	Date offering commenced: 09/07/2017

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Viking Cruises Ltd (VIKCRU 5.875% September 15, 2027 144A), Cusip 92676XAD9

3.	Underwriter from whom purchased: Wells Fargo Advisors LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $190,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,402,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/13/2017

11.	Date offering commenced: 09/13/2017

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in

      Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 17, 2017